EXHIBIT 32.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q for the three-month period ending July 31, 2008 of Barricode, Inc., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Tom Delaney, Chairman, President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

     2.   The information contained in this Quarterly Report fairly presents, in
          all  material  respects,   the  financial  condition  and  results  of
          operation of the Company.


/s/ TOM DELANEY
____________________________________________
    Tom Delaney
    President, Secretary Treasurer,
    Principal Executive Officer,
    Principal Financial Officer and Director


Date: September 5, 2008